UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2014 (January 22, 2014)

GASTAR EXPLORATION, INC.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32714	46-4103114
DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 22, 2014, Gastar Exploration, Inc. (“Gastar”) held a Special Meeting of Stockholders (the “Special Meeting”). As of November 29, 2013, the record date of the Special Meeting, 61,214,014 shares of common stock of Gastar were issued and outstanding and entitled to vote at the Special Meeting. A summary of the matter voted upon by the stockholders and the final voting results are set forth below.

Proposal 1 - Approve the adoption of the merger agreement.

Gastar’s stockholders voted to approve the adoption of the Agreement and Plan of Merger (the “merger agreement”) providing for the merger of Gastar with and into its subsidiary, Gastar Exploration USA, Inc., a Delaware corporation, as part of a reorganization to eliminate Gastar’s holding company corporate structure. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
35,184,981	39,053	76,812	—

For additional information on the proposal, please see Gastar’s definitive proxy statement filed with the Securities and Exchange Commission on December 16, 2013.

SECTION 7 - OTHER EVENTS

Item 7.01    Regulation FD Disclosure

On January 22, 2014, Gastar announced that its stockholders voted to approve the merger agreement. A copy of the company’s press release, dated January 22, 2014, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1    Press release, dated January 22, 2014.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014

GASTAR EXPLORATION, INC.

By:	/S/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:	/S/ J. RUSSELL PORTER
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1    Press release, dated January 22, 2014.